               SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 16, 1996
                 FOR THE PERSPECTIVE FIXED AND VARIABLE ANNUITY
              AND THE PERSPECTIVE PLUS FIXED AND VARIABLE ANNUITY

     The following language is added on page 20 before the heading "ERISA
PLANS":

          RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

        Contracts issued to participants in the Texas Optional Retirement Program ("ORP") contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in the ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 years or termination of employment in a Texas public institution of higher education. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract value to another approved contract or vendor during the period of ORP participation.

This Supplement is dated December 16, 1996.